EXCLUSIVE DISTRIBUTION AGREEMENT

THIS EXCLUSIVE DISTRIBUTION AGREEMENT  (the  "Agreement")  is  made  and  entered into as of the 23rd day of October, 2014 by and between HEATWURX , INC., a corporation organized and existing under the laws of the State of Delaware (the ''Company") and BEIJING ENHANCED SOLUTIONS, INC., a corporation organized and existing under the laws of the People's Republic  of  China  (the  ''Distributor”).  The Company and the Distributor are sometimes referred to herein individually as a "Party" and, collectively. as the "Parties'' .

WITNESSETH:

WHEREAS, the Company manufactures, markets and sells a proprietary line of equipment and other products used for the eco-friendly preservation and repair of pavement (the "Products");

WHEREAS, the Distributor has experience and expertise in the marketing, sale and distribution of various equipment and other products within the People's Republic of China [and its territories and possessions, including without limitation, the Macau  Special Administrative Region, and the Hong Kong Special Administrative Region (hereinafter referred to collectively as the "Territory")] and,

WHEREAS. the Company desires to appoint and designate the Distributor as its exclusive distributor and sales representative for the sale of Products in China. and the Distributor is willing to accept such appointment and designation. in each case upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. the Parties. intending to be legally bound, hereby agreed as follows:

1.0

Designation  of  Distributor. Subject to the terms and conditions of this Agreement,  (a) the Company hereby appoints the Distributor,  during the Term  hereof:  as  Company's exclusive distributor of Products within the Territory (as such terms are  defined below) for sale only in the Territory, and (b) the Distributor hereby accepts  such appointment. The Distributor shall be entitled to appoint sub-distributors of its choice, provided that the Distributor shall require  each  such  sub-distributor  to  enter   into and sign a written agreement obliging it to be bound by the applicable terms of this Agreement.

2.0

Products; Territory. As used herein, the term "Products" shall mean the  list  of Products identified on Schedule A attached to this Agreement. As the same may be modified from time to time during the Term hereof.

3.0    Customers.    The  Company  acknowledges  to  and  agrees  with  the  Distributor  that  the Products may be sold through any lawful  sales channel  within  the Territory  in  the  sole and exclusive discretion of the Distributor, provided that all  sales are  made  to  persons within the Territory (regardless of where the order for Products may originate). The Distributor understands that the Company sells its  Products  as safe, eco-friendly  and  of high quality, and the Distributor will use its commercially  reasonable  best  efforts  to design  sales channels, methods  and campaigns which  maintain  the Company's  ethos.

4.0   Exclusivity.   By  its execution  hereof,  the  Company  hereby  appoints and  grants to the Distributor the exclusive right to purchase Products for sale  in  the  Territory  during  the Term of this Agreement subject to and in accordance with the following terms and conditions:

4.1

all requests or inquiries pertaining to Company Products coming from or for sale within the Territory shall be delivered to the Distributor for follow-up, and the Distributor shall timely follow up on all such requests or inquiries;

4.2

the exclusive rights granted to the Distributor hereunder are limited to the Territory only, and this Agreement does not provide to the Distributor any rights to market, sell, or distribute any Products, or represent the Company in any other capacity, in any region or markets outside of the Territory, which additional rights may only be granted through a written agreement signed by both Parties hereto: and

4.3

the Company acknowledges that the Distributor shall  expend  significant  time. effort and resources  to  developing  its distribution  and  sales  infrastructure  within the Territory, and that it intends to purchase, market advertise, sell, distribute and support Products  within the Territory in accordance with the terms and conditions agreed between the Parties herein; accordingly the Company also agrees to use its reasonable efforts to cooperate with the Distributor during the Term hereof,  to respond promptly to all  requests  for information  or guidance  in  connection  with its marketing and  sales efforts  in the  Territory,  and  to  provide  to  the  Distributor all leads, inquiries and other relevant information  it receives  from, or concerning the purchase or distribution  of Products in, the Territory.

5.0

Purchase; Minimum  Amounts;  Payment.

5.1

The initial list of prices at which the Distributor shall be entitled to purchase Products from the Company is set forth on Schedule B attached to this Agreement, which list reflects Heatwurx' lowest currently-published wholesale prices for all products, as the same pricing may be modified at any time and from time  to  time  by  the  Company,  in  its  sole  discretion,  upon  ninety  (90) days advance notice to the Distributor.  Following each such change in pricing, the Parties shall amend Schedule B to reflect the new pricing.

5.2

All purchase of Products hereunder shall be FOB the Port of Los Angeles, shipped in accordance with the Company's standard shipping guidelines and practices, unless otherwise jointly agreed between the Parties. The terms of payment shall be as follows:

(a)

initially, but subject to the availability of a third-party guarantee from a bank or governmental agency reasonably acceptable to the Company and covering all open accounts receivable, all sales terms will be (i) fifty percent (50%) upon delivery to (and acceptance by) the Company of a purchase order containing all information required by the Company (the "Order Date"); and (ii) fifty percent (50%) on or before the date which is one hundred twenty (120) days from the date on which the Products covered by such purchase order are delivered FOB at the Port of Los Angeles (the ''Product Delivery Date''), which date shall be within sixty (60) days of the Order Date unless otherwise agreed by both Parties (and, if no such guarantee is available, then one hundred percent 100% of the purchase price shall be due prior to delivery of Products); and

(b)

subject to the procurement of credit insurance, and/or such other credit arrangements, as the Company may accept in its sole and exclusive discretion, the Company shall work with the Distributor to increase the payment date indicated in Clause (ii) above to one hundred eighty (180) days from the applicable Product Delivery Date.

5.3

The Company shall provide one demonstration set of the Product group as selected by Distributor (including one processor, one heater, and consumables). which set maybe used solely for demonstration purposes, and may not be sold by the Distributor without the Company's prior written consent, which may be granted or withheld in its sole discretion. The Distributor shall pay to the Company an amount equal to fifty percent (50%) of the aggregate wholesale price of the demonstration set, payable one-half on the date this Agreement is executed by the Distributor, and one-half on or before June 30, 2015. Delivery of the demonstration set shall be made on or before November 30, 2014. FOB the Port of Los Angeles.

5.4

In order to induce the Company to grant the exclusive distribution rights provided by this Agreement the Distributor has agreed to maintain a minimum amount of Product purchases during applicable periods as set forth in the table below:

Applicable Time Period	Minimum Sales Revenues

On or before December 31, 2014

Equipment:  Two (2) HWX-AP40 processors, and Four (4) HWX-30 Heaters; and

Supplies: An initial stock of  nine  (9) bags of Heatwurx proprietary blend polymer (one pallet  sufficient  for approximately 240 repairs): eighteen

(18) buckets of rejuvenation strips.

On or before December 31, 2015

Equipment: Ten (10) HWX-AP40 processors; Ten (10) H WX-30 Heaters; and

Supplies:  An initial stock of forty-five (45) bags of Heatwurx  proprietary blend polymer pallets sufficient for approximately repairs); ninety (90)  buckets of rejuvenation  strips.

On or before December 31, 2016	An amount of HWX-A P40 processors and HWX-30 Heaters and applicable supplies, equal to twenty percent (20%) of the aggregate number of sales of such Products during 2015

On or before December 31, 2017	An amount of HWX-AP40 processors and HWX-30 Heaters. and applicable supplies, equal to twenty percent (20%) of the aggregate number of sales of such Products during 2016

5.5

Payments for Products shall be in U.S. dollars, and shall be paid by wire transfer, or by such other method as the Parties may mutually agree from time to ti me during the Term of this Agreement.

5.6

Product Warranty: Support. The limited warranty, exclusions and remedies applicable to the Product are described in Schedule C attached to this Agreement. Except in cases where the Company's warranty applies, as stated in said Schedule C, the Company will have no legal obligation to service and support the Products. However, at the Distributors request, the Company will provide such reasonable support to the Distributor in connection with the Products as the Distributor shall request from time to time during the Term of this Agreement, and the expenses of such support, including the time, charges and travel of Company personnel at then-standard rates, shall be paid exclusively by the Distributor.

5.7

Liability Limitations.  The following limitations of liability will apply despite anything to the contrary in this Agreement:

(a)

EXCEPT FOR A PARTY'S BREACH OF ITS OBLIGATIONS REGARDING A PARTY'S CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL IN DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING DAMAGES FROM BUSINESS INTERRUPTION, LOSS OF PROFITS OR REVENUE, OR LOSS OF GOODWILL).

(b)

EXCEPT FOR A PARTY'S BREACH OF ITS OBLIGATIONS REGARDING A PARTY'S CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS. IN NO EVENT WILL EITHER PARTY'S AGGREGATE LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE TOTAL AMOUNTS PAID BY THE DISTRIBUTOR TO THE COMPANY FOR THE PURCHASE OF PRODUCTS UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE DATE ON WHICH THE EVENT GIVING RISE TO THE CLAIM OCCURRED.

(c)

THE LIMITATIONS OF THIS SECTION 5.7 WILL APPLY TO ALL CAUSES OF ACTION IN THE AGGREGATE, WHETHER OR NOT FORESEEABLE, WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. AND DESPITE ANY FAI LURE OF THE ESSENTIAL PURPOSE OF THIS AGREEMENT OR ANY LIMITED REMEDY UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, INDEMNIFICATION, NEGLIGENCE, STRICT LIABILITY, AND OTHER TORTS AND STATUTORY CLAIMS. EACH OF THE PARTIES ACKNOWLEDGES THAT IT UNDERSTANDS THE LEGAL AND ECONOMIC RAMIFICATIONS OF THE LIMITATIONS, AND AGREES THAT THE LIMITATIONS ALLOCATE THE VARIOUS RISKS BETWEEN THE PARTIES AND FORM AN ESSENTIAL PART OF THIS AGREEMENT.

6.0

Training; Promotional  Materials.

6.1

The Company shall provide one (l ) business week of Product training for up to five (5) of the Distributor's personnel covering, among other  items.  the following: certification for system application, safety, equipment operation, equipment servicing, and business model information, which training shall be provided at no additional expense to the Distributor.    Any expenses incurred by

the Distributor or its personnel in connection with attendance at such training (such as for food, lodging and travel to and from the training site) shall be the responsibility of the Distributor.

6.2

The Company shall send one of its technicians to China to provide an initial Product and supervisory demonstration and certification for local. non-English speaking personnel. Any expenses incurred by the Company or its personnel i n connection with attendance at such demonstration and certification (such as for food, lodging and travel) shall be the responsibility of the Company.

6.3

The Company shall provide such English-language training manuals, guidelines and other materials as the Company makes available to other sales personnel or agents.

6.4

The Company will provide the Distributor reasonable amounts of its standard promotional or advertising matter, in English, as may  be  requested  by  the Distributor. In connection with its marketing and sales activities hereunder, the Distributor shall have the right to design and employ such promotional materials including, without limitation, any packaging, labeling, advertising. marketing, package inserts, leaflets. brochures, instruction sheets, manuals, video presentations and other collateral materials (collectively, the "Marketing Materials") as the Distributor may prepare at its expense and in its sole discretion, provided that such Marketing Materials comply with all laws and regulations pertaining to the importation, advertising, marketing. sale and distribution of goods within the Territory. In such regard. the Parties agree as follows:

(a)

the  Marketing  Materials  may  be  in  English,  Chinese  or  any  dialect natively spoken within the Territory, or any combination thereof;

(b)

the Company will have the right to approve, in advance, any Marketing Materials prepared by the Distributor which incorporate the name Heatwurx, and any other trademark, copyright. logo or other indicia owned and used by the Company outside of the Territory. Any such Marketing Materials for which such approval is required, and which are prepared in any language other than English, must be submitted to the Company with an accurate English translation. The Company shall not unreasonably deny any request for its approval of Marketing Materials which are compliant with applicable law and regulations, and otherwise do not reflect the Company or i ts Products in a bad light.

6.5

All requests  for  approval  of  Marketing  Materials  made  to  the  Company hereunder shall be promptly processed and responded to by the Company, which shall provide a written confirmation of its approval, or if it does not so approve, then a written notification explaining its reason for not so approving such request. In the event that a request for approval is not responded to by the Company for any reason, then such request shall be deemed not approved by the Company for any purpose.

7.0

Other Obligations  of the Distributor.

7.1

The Distributor shall have the right to set the prices at which it wants to advertise, market sell and distribute Products within the Territory, provided, however, that, unless previously mutually agreed between the Parties, the Distributor shall not advertise, market, sell or distribute  to  any  person  any  Products within the Territory at a retail price which is lower than the Company's published price for such product  in any market worldwide.

7.2

The Distributor shall provide to the Company all such reports, forecasts and other information as it may reasonably request in order to ensure that it can maintain such levels of inventory, parts and supplies as is necessary to meet the required demand for Products which may exist within the Territory during the Term of this Agreement. The Parties shall meet periodically during the Term hereof  to confirm the estimated, projected needs of the Distributor to adequately address the market for Products within the Territory.

7.3

The Distributor shall maintain at its designated location(s) within the Territory such levels of inventory, parts and supplies, and the ability to provide such aftermarket services, as is may be necessary for the Distributor to effectively, advertise, demonstrate, market,  sell distribute and service the Company's Products within the Territory.

7.4

The Distributor shall be responsible, at its own expense, to establish adequate programs for the training of its personnel and customers with respect to the benefits, use, proper handling and other aspects of the Company's products.

8.0

Confidentiality.

8.1

Both Parties agree to maintain in strict confidence, and will not use, divulge, disseminate, extract or summarize, all information either may have received, and may hereafter receive, under this Agreement concerning the other Party's products, business, financial condition or prospects. All such information. whether written or oral, shall be considered to be proprietary information, and shall be held in confidence and not disclosed or disseminated to others. The obligations of confidentiality and non-use shall expire two (2) years from the date of termination or expiration of this Agreement. This obligation shall expressly not apply to any:

(a)

information  which  is  known  to  the  receiving  Party  at  the  time  of  its disclosure to the receiving Party:

(b)

information which is lawfully disclosed to the receiving Party on a non confidential basis by a third party, other than by an affiliate of the disclosing Party having the right to disclose such information: and

(c)

information which becomes patented. published or otherwise part of the public domain as a result of acts of the disclosing Party, or of a third party who obtained such information lawfully and not prohibited  from disclosing the same.

This obligation is not breached  merely by the sale of Products embodying confidential information.

9.0

Intellectual Property.

9.1       By their execution of this Agreement, each of the Company and the Distributor hereby agree that all trademarks, service marks, trade names. trade dress, copyrights, trade secrets, confidential information and other proprietary and intellectual property rights owned or used by the Company in the commercial sale of its Products (collectively, the "Company IP Rights") are and shall remain the sole and exclusive property of the Company, and that the Company does not and will not obtain any right, title or interest in and to any Company IP Right by virtue of this Agreement or otherwise. In furtherance of this  Agreement. the Company hereby grants to the Distributor during the entire Term hereof a nonexclusive, non-transferable, royalty-free, right and license to all Company IP Rights (and the goodwill related thereto) in the Territory for the limited use only of building brand awareness and of marketing and distributing Products in the Territory to Distributor's customers as contemplated by this Agreement.

9.2

If the Distributor desires to have the Company register within the Territory any Company IP Right which may be so registered in connection with any Marketing Materials or the several activities required to be conducted by the Distributor under this Agreement, it shall notify the Company of such desire and the Company shall promptly notify the Distributor in writing whether or not it is willing, in its sole and exclusive discretion, to register such Company IP Rights in the Territory at its expense.

9.3

In the event that the Distributor should ever obtain evidence of the infringement or  wrongful  use  by  any  third  person  on  the  Company  IP  Rights  within  the Territory,  it  shall  promptly  notify  the  Company  of such  fact. The  Company may, in its sole discretion, take action to prosecute such third-party infringement or wrongful use and shall notify the Distributor of its intended course of action with  respect  to  such  infringement  or  wrongful  use  and  the Distributor  shall  provide to the Company such assistance  therewith  as  the  Company  may reasonably  request  from  time  to  time.  To  the  extent  the  Company  determines not to take any action to prosecute such infringement or wrongful use by a third party within the Territory, or shall fail to provide notification of its intentions with respect thereto within thirty (30) days from the date on which the Company was notified of such infringement or wrongful use, then the Distributor may independently, and at its own expense, take such action as it shall determine in good faith is necessary or desirable to protect the rights of the Distributor within the Territory under this Agreement, and the Company shall provide to the Distributor such assistance therewith as it may  reasonably request from time  to time.

9.4

By their execution of this Agreement each of the Company and the Distributor hereby agree that all trademarks, service marks, trade names, trade dress, copyrights, trade secrets, confidential information and other proprietary and intellectual property rights owned, used or created by the Distributor for its commercial activities and not including any Company IP Rights (collectively, the "Distributor IP Rights") are and shall remain the sole and exclusive property of the Distributor, and that the Company does not and will not obtain any right title or interest in and  to any Distributor IP Right by  virtue of this Agreement or otherwise.

10.0   Compliance. The Distributor shall,  at  its  own  expense,  perform  all  procedures  and comply with all statutes and regulations imposed by any governmental agency or body applicable to the importation, certification, licensing, labeling, marketing, sale  or distribution of the Products in the Territory, and shall maintain all consents.  permits, licenses and other pertinent records for five  years  following  termination  of  this Agreement.

11.0     Indemnification.

11.1

The Distributor shall save and hold the Company harmless from, and shall indemnify the Company against every Claim of whatever type or nature (i) caused directly by any act or omission of the Distributor, including, but not limited to, any injury (whether to body, property or personal or business character or reputation) sustained by any person or property; or (ii) as a result of the Distributor's material breach or violation of any applicable provision of this Agreement.   In the event the Company may become the subject of any litigation or other proceeding as a result of any of the foregoing items, the Company shall have the right to coordinate its own defense and legal representation, and the Distributor shall pay all costs incurred in connection therewith, and shall otherwise use its best efforts to cooperate with the Company and its counsel in defending against such litigation or proceeding.

11.2

The Company shall save and hold the Distributor harmless from, and shall indemnify the Distributor against every Claim of whatever type or nature (i) caused directly by reason of the purchase or use of any Product; (ii) caused by any direct act or omission of the Company, including, but not limited to, any injury (whether to body, property or personal or business character or reputation) sustained by any person or property; (iii) caused by any infringement of any person's trademark, patent or other intellectual property rights, or other rights of third parties, or any violation of any municipal, state or federal law or regulation governing the Products or their sale in any jurisdiction (other than the Territory). which results from or arises out of the sale or distribution of any Product by the Distributor in the Territory; or (iv) as a result of the Company's material breach or violation of any applicable provision of this Agreement. In the event the Distributor may become the subject of any litigation or other proceeding as a result of any of the foregoing items, the Distributor  shall  have  the  right  to coordinate its own defense and legal representation, and the Company shall pay all costs incurred in connection therewith, and shall otherwise use its best efforts to cooperate with the Distributor and its counsel in defending against such litigation or proceeding.

12.0

Relationships  Created.

12.l

No provision of this Agreement is intended to make any employee or contractor of one party hereto an employee or contractor of the other Party for any purpose whatsoever, nor shall the execution of this Agreement be deemed to create between the Parties any partnership, joint venture or other form of business association other than that of independent contractors. Each party hereto acknowledges that it shall not have the right to require the employees or contractors of the other Party to attend sales meetings, make reports. conform to any fixed or minimum number of hours devoted to selling effort or any fixed or minimum quantity of Products sold, follow prescribed itineraries, or otherwise report to such other Party.

12.2

All expenses and disbursements, including, but not limited to, those for travel and maintenance, advertising, entertainment, office, clerical and general selling expenses that may be incurred by the Distributor in connection with this Agreement shall, except  as otherwise provided for herein or mutually agreed between the Parties, be the sole and exclusive responsibility of the Distributor.

12.3

The Distributor does not have, nor shall the Distributor hold  itself  out  to  any person as having,  any right, power or  authority to  create  any  contract:  or obligation, either express or implied, on behalf of, in the name of, or binding upon the Company or any of its assets, nor to pledge  the  Company's  credit,  nor  to extend credit in the Company's name, nor to create any other obligation,  liability or  encumbrance  for,  on  behalf  of  or  in  the  name  of  the  Company. The

Company does not have, nor shall the Company hold itself out to any person as having, any right, power or authority to create any contract or obligation, either express or implied, on behalf of, in the name of, or binding upon  the Distributor or any of its assets, nor to pledge the Distributor's credit, nor to extend credit in the Distributor's name, nor to create any other obligation, liability or encumbrance for, on behalf of, or in the name of the Distributor.

13.0

Term & Renewal.

13.1

This Agreement shall be for an initial term of five (5) years from the date of this Agreement (the "Initial Term") and shall automatically renew for two (2) additional terms of two (2) years each (a "Subsequent Term") unless not less than ninety (90) days prior to the commencement of any such Subsequent Term, either Party shall provide the other with a written Notice of Non-Renewal for Cause.

13.2

For purposes of this Agreement, the term "Cause'' shall mean any one of the following with respect to a Party:

(a)

such Party has committed a material breach of this Agreement which is not cured or waived within the applicable time set forth in this Agreement;

(b)

such Party has committed an act of gross negligence, willful misconduct. fraud or gross incompetence, or an unfair trade practice the effect of which is to materially harm the business or reputation of the other Party; or

(c)

such Party has been found, by a Court of competent jurisdiction and in a final determination to have committed any felony or other failure to comply with any applicable law, to the extent such conviction or failure has a materially adverse impact on such Party's ability to conduct its business as currently being conducted or otherwise to perform its obligations hereunder to such other Party as set forth herein.

13.3

Upon termination of this Agreement for any reason, the Parties shall have no further rights or obligations under this Agreement, however, notwithstanding such termination, (a) certain obligations contained herein shall survive such termination as indicated herein; and (b) the Distributor shall be entitled to receive all Products ordered by it with respect to sales solicited by it within the Territory prior to the effective date of such expiration or termination, regardless of when such orders are received by the Company, and the Company shall be entitled to receive all payments owed to it by the Distributor for any sales made or orders placed by the Distributor prior to the effective date of such expiration or termination.

14.0

Miscellaneous Provisions.

14.1

Notices. All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 14.1 :

(a)

If to the Company, at:

Heatwurx, Inc.

18001 S. Figueroa SL Suite F

Gardena, CA 90248

Attn:  Mr. Alexander Kramer Chief Financial Officer

E-Mail:  akramer@heatwurx.com

(b)

If to the Distributor, at:      Beiji ng Enhanced Solutions, Inc.,

1508, Block 315, Hui Zhong Bei Li,

Chaoyang District, Beijing, 100012 China Attn: Mr. Chengshan Zhang

E-Mail: zhangchengshan@yhs-agar.com

14.2

Completeness  of  Agreement.    This  Agreement  contains  all  of the  agreements. understandings, representations, conditions, relations, warranties and  covenants of the Parties, and supersedes and cancels all previous agreements made between the Parties hereto. Unless set forth herein,  neither  party  shall  be  liable for any representations made to the other Party. All modifications and amendments hereto must be in a writing signed by both Parties.

14.3

Assignment. This Agreement may not be assigned by either Party without the written consent of the other, which consent, subject to compliance with the provisions of Section 11 hereof, shall not be unreasonably withheld.

14.4

Severability. If any section or part thereof contained in  this  Agreement  is declared invalid by any court of competent jurisdiction or a government agency having jurisdiction, such declaration shall not affect the remainder of the section or the other sections and each shall remain in full force and effect.

14.5

English Language. The English language version of this Agreement shall be controlling in all respects, notwithstanding any translation made for any purpose whatsoever. The Parties have required this Agreement as well as related documents to be drawn in the English language. The Parties shall  have  the English-language version of this Agreement translated into the Chinese language, and shall further have such translation certified as an exact translation thereof competent to be used in the Courts of both the United States of America and the People's republic of China as an official version of the contract.

14.6

Legal Representation. Each Party has actually had or has been given the reasonable opportunity to engage legal counsel to analyze this Agreement and provide input as to its contents. The document is jointly drafted and shall not be considered the product of either Party for any purpose, including without limitation construction and enforcement hereof.

14.7

Arbitration. All claims, disputes and other matters in question arising out of or relating to this Agreement, or the performance thereof by any party hereto, may be submitted by either party to, and shall be finally determined by, arbitration to the extent that the parties have engaged in good faith negotiations to resolve such dispute and, failing to do so, the parties believe that no other method of resolving such dispute exists (other than litigation, it  being the express intention of the parties to avoid litigation as a means of dispute resolution except to the extent expressly stated in this Agreement). Such arbitration  shall  proceed  before  a single arbitrator chosen for such purpose by the parties, at the JAMS ADR center i n Orange, California ("JAMS"), in accordance with the Commercial Arbitration Rules of JAMS ADR as then in effect (the "Rules" ). In the event that the parties are unable to agree upon a single arbitrator, then each party shall choose one arbitrator, and the two selected arbitrators shall jointly designate a third arbitrator, with the decision of two-thirds of the arbitrators constituting the "decision of the arbitrator" for purposes of applying  this Section 14.7. In any proceeding in arbitration pursuant to this Section 14.7, the parties hereby agree that the arbitrator shall be directed to follow California's rules of civil procedure, rules of evidence and burdens of proof and persuasion, as applicable, in the adjudication of disputed claims and  cross-claims hereunder in the same manner as if such claims or cross-claims were being adjudicated in a court of  competent jurisdiction, it being understood that the intent of the parties in choosing arbitration as an alternative method of dispute resolution is solely to expedite the resolution of disputes subject to arbitration, and not to alter the procedural rights and obligations of the parties nor the application of substantive legal theories and principles to the matters being adjudicated. Each decision rendered by the arbitrator in respect of an issue submitted to arbitration shall be final and binding upon the parties hereto, and shall be enforceable by any court of competent jurisdiction upon an entry of  judgment by such court i n accordance with applicable law; no appeal of the decision of the arbitrator may be brought in any court,  except  to  the  extent  that  such  appeal  relates  to  a  claim  of  improper procedure, improper conduct or gross negligence by the designated arbitrator. The expenses of the arbitration, including reasonable attorney's fees and costs, shall be borne by the party who does not prevail in such arbitration, unless the arbitrator shall determine that another allocation of such expenses would be more equitable.

14.8

Choice of Law and Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of  laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, for any matter (i) which cannot properly be heard by JAMS in accordance with the provisions of Section 14.7 above, or (ii) which involves an immediate action under equitable principles (such as, by way of example only and without limitation, injunction or specific performance), the Parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in the County of Los Angeles. If any action is brought to enforce or interpret the provisions of this Agreement, the prevailing Party will be entitled to reasonable attorney's fees and costs, in addition to any other relief to which that Party may be entitled and awarded by a court of competent jurisdiction, including any fees and costs incurred  on any appeal. Notwithstanding anything to the contrary contained herein, should any aspect of this Agreement become the subject of any legal proceeding in the People's Republic of China, the Parties intend this Agreement to be enforceable in that nation to the same extent as in the United States.

IN  WITNESS WHEREOF, the Parties by their duly authorized representatives have each executed this Agreement  as of the date and year first above written.

THE COMPANY:

THE DISTRIBUTOR:

HEATWURX, INC.

BEIJING ENHANCED SOLUTIONS, INC.

By: /s/ Dave Dworsky

By: /s/ Zhang Chengshan

Name: Dave Dworsky

Name: Zhang Chengshan

Title: CEO/President

Title: President

SCHEDULE A

TO DISTRIBUTION AGREEMENT SCHEDULE OF PRODUCTS

SCHEDULE B

TO DISTRIBUTION AGREEMENT CURRENT PRODUCT PRICING

SCHEDULE C

TO DISTRIBUTION AGREEMENT PRODUCT WARRANTIES

HEATWURX®

PROFORMA INVOICE

DATE	October 23, 2014

PROFORMA INVOICE #	PI-010-4435-B

BUYER	SHIP TO	SELLER
Topstar Solutions Co., Ltd. 4th Floor Wing Shing Commercial Centre 12-16 Wing Lok Street, Hong Kong	FOB any California USA port as per LC instructions issued by Seller	HEATWURX, INC. 18001 S. FIGUEROA ST., SUITE F GARDENA, CA 90248 USA TEL: 310-324-4513 WEB: www.heatwurx.com

Shipment Date	Freight Terms	Partial Shipments	Buyers Purchase Order Reference	Payment Terms
Approximately 6 weeks from receipt of deposit	FOB Any port California, USA	Allowed	As per Distibutor Agreement dated October 23, 2014	Payment #1: 50% of invoice value with order; Payment #2: balance due 120 days from FOB date

MODEL #	DESCRIPTION	QTY	UNIT PRICE (USD)	TOTAL (USD)
HWX-30	Heatwurx brand electric infrared heater (9,000 watt) heater base	4	$ 10,540.00	$ 42,160.00
HWX-AP40	Heatwurx brand processor w Screed	2	$ 9,094.00	$ 18,188.00
Uptime Parts Kit	Heatwurx equipment spare parts wear kit	2	$ 3,024.00	$ 6,048.00
RxEHAB BLEND (Skid)	RxEHAB oil strips and polymer blend: 240 boxes per skid	4	$ 12,630.00	$ 50,520.00
RxEHAB Xtra (Skid)	RxEHAB oil Strips 8 per box, 16 boxes per skid	4	$ 382.93	$ 1,531.72
	COUNTRY OF ORIGIN: USA			
	total units	16		

Other Comments or Special Instructions

1) units on this proforma are for resale in the China PRC market
2) delivery lead time: 5-7 weeks from receipt of deposit
3) the unit pricing herein is categorized as level: "Distributor selling directly to end users in China"
4) Associated with Beijing Enhanced Solutions Company

SUBTOTAL	$ 118,447.72
FREIGHT	$ -
OTHER	$ -
TOTAL	**$ 118,447.72**

I certify and attest that the prices and terms related above are true and correct export pricing.

Signed: [signature] — Date: October 23, 2014

Name: Alexander Kramer, CFO

HEATWURX®

PROFORMA INVOICE

DATE	October 23, 2014	PROFORMA INVOICE #	PI-010-5488-B

BUYER	SHIP TO	SELLER
Topstar Solutions Co., Ltd. 4th Floor Wing Shing Commercial Centre 12-16 Wing Lok Street, Hong Kong	FOB any California USA port as per LC instructions issued by Seller	HEATWURX, INC. 18001 S. FIGUEROA ST., SUITE F GARDENA, CA 90248 USA TEL: 310-324-4513 WEB: www.heatwurx.com

Shipment Date	Freight Terms	Partial Shipments	Buyers Purchase Order Reference	Payment Terms
Within 20 days of receipt of wire transfer	FOB Any port California, USA	Allowed	As per Distributor Agreement dated October 23, 2014	**Payment #1**: Deposit $12,170.96 representing 50% due upon presentation of Proforma Invoice via wire transfer **Payment #2**: Balance of $12,170.97 due July 01, 2015 via wire transfer

MODEL #	DESCRIPTION	UNIT PRICE (USD)	QTY	TOTAL (USD)
HWX-30	Heatwurx brand electric infrared heater (9,000 watt) heater base	$ 10,540.00	1	$ 10,540.00
HWX-AP40	Heatwurx brand processor w Screed	$ 9,094.00	1	$ 9,094.00
Uptime Parts Kit	Heatwurx equipment spare parts wear kit	$ 3,024.00	1	$ 3,024.00
Discount & Category	Discount Training / demonstration use	$ (11,329.00)	1	$ (11,329.00)
Sub Total	**Sub Total Equipment: Demonstration & Training samples**	**$ 11,329.00**		**$ 11,329.00**
RxEHAB BLEND (pallet)	RxEHAB oil strips and polymer blend: 240 boxes per pallet	$ 12,630.00	2	$ 25,260.00
RxEHAB Xtra (pallet)	RxEHAB oil Strips 8 per box, 16 boxes per pallet	$ 382.93	2	$ 765.86
Discount & Category	Discount Demonstration / Training use	$ (6,506.47)	2	$ (13,012.93)
Sub Total	**Sub Total RxEHAB Supplies: Demonstration & Training samples**	**$ 6,506.47**		**$ 13,012.93**
	COUNTRY OF ORIGIN: USA			
	total units		10	

Other Comments or Special Instructions		
1) units on this proforma are not for resale in China PRC market. They are for demostration and training purposes only: Serial Numbers will be provided at shipment	SUBTOTA	**$ 24,341.93**
2) the unit pricing herein is categorized as level: "training and demonstration units"; regular price $48,683.86; demostration/training discount ($24,341.93) representing 50% discount on all items	FREIGHT	$ -
3) Associated with Beijing Enhanced Solutions company	OTHER	$ -
	TOTAL	**$ 24,341.93**

I certify and attest that the prices and terms related above are true and correct export pricing.

[signature] October 23, 2014

Signed Date

Name: Alexander Kramer, CFO